UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments – Schwab Global Real Estate Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Item 1: Report(s) to Shareholders.

Semiannual Report  |  August 31, 2018
Schwab Global Real Estate Fund™

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2018
Schwab Global Real Estate Fund (Ticker Symbol: SWASX)	7.36%
FTSE EPRA/NAREIT Global Index (Net)*	7.02%
Fund Category: Morningstar Global Real Estate[1]	6.45%
Performance Details	pages 8-9

Minimum Initial Investment[2]	$ 100
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Fund expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see the fund’s prospectus for further detail and eligibility requirements.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Every so often, it can be a good idea to hit the pause button and reflect on what’s going well. The U.S. economy is one place to start: earlier this year, the current expansion became the second-longest on record. This strong performance has pushed unemployment to the lowest levels in decades, boosted the prospects of American businesses and workers alike, and driven up property values and rents across the country. These factors contributed to the positive performance of many real estate funds over the six-month reporting period, including that of the Schwab Global Real Estate Fund, which outperformed its benchmark and returned 7.36%.
Now comes the question of whether this prolonged strength could turn into too much of a good thing. Much attention of late has been focused on whether the current economic expansion is on the path to overheating, and rising inflation figures have added to those concerns. As you may be starting to evaluate inflation’s potential impact on your real estate investments and the rest of your portfolio, we believe there are several things of note to consider.
Over the years, there has been no shortage of advice about the types of assets investors should add to protect their portfolios against rising inflation. Real estate has typically been seen as an effective inflation hedge, because the value of commercial and residential property tends to rise with the overall level of prices. Real estate investment trusts (REITs) can also benefit from higher rents as inflation increases.
Recently, however, Charles Schwab Investment Management studied inflation data going back to 1982, and our findings may surprise you.1 While REITs held up relatively well across different inflationary periods, what we found is that no single asset class provides protection against inflation all the time. This is because inflation can be caused by a variety of factors, and asset prices respond to each of those scenarios differently. In the end, our researchers concluded that a thoughtful, well-diversified approach to investing is the most effective way to prepare for inflation.
Whether you’re concerned about inflation or not, diversification can be a valuable tool for potentially mitigating different types of risks that can affect your investments. This goes for your overall portfolio, as well as your exposure to specific asset classes such as real estate. We created the Schwab Global
[1]	Gilliam, Jake, et al. Inflation Protection: The Benefits of a Diversified Asset-Class Approach. Charles Schwab Investment Management, 2018.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
From the CEO (continued)

“ We created the Schwab Global Real Estate Fund to help investors gain convenient access to a range of real estate securities, while spreading their risk among U.S. and international markets.”
Real Estate Fund to help investors gain convenient access to a range of real estate securities, while spreading their risk among U.S. and international markets.
The Schwab Global Real Estate Fund is just one example of how we’re focused on helping investors build better portfolios. No one knows how long the current market environment will last, and that’s why we offer a diverse selection of products that can help you weather the market’s ups and downs and achieve your financial goals. A portfolio you can feel confident in, no matter what the market does, is a great thing to have.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Global Real Estate Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Past performance cannot guarantee future results.
Diversification cannot ensure a profit or eliminate the risk of investment losses.
Management views may have changed since the report date.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
The Investment Environment

Over the six-month reporting period ended August 31, 2018, global real estate securities generated positive returns. Despite signs of slower growth, a generally strengthening global economy supported the overall real estate market, as did mostly still-accommodative monetary policies and solid fundamentals such as stable office leasing activity and steady increases in rental values. REITs in the U.S. were particularly strong, with positive results coming from all sectors. Despite their overall positive performance, global real estate securities continued to lag slightly behind the broader equity market. In this environment, the FTSE EPRA/NAREIT Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 7.02%, while U.S. REITs, represented by the Dow Jones U.S. Select REIT Index, returned 18.30% for the six-month reporting period. The overall U.S. stock market, as measured by the S&P 500® Index, returned 7.96% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned -2.55% and -10.18%, respectively.
Monetary policy measures remained generally accommodative across the globe during the reporting period. There were a few exceptions, largely tied to anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher U.S. gross domestic product (GDP) growth. Despite the Federal Reserve (Fed) raising the federal funds rate by 0.25% at meetings in March and June, short-term rates in the U.S. remained relatively low compared to historical averages. In July, the European Central Bank indicated that it would likely keep interest rates steady through next summer but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in July, the Bank of Japan announced that it would maintain a slightly negative short-term interest rate target and hold steady the size of its asset purchases. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75% despite uncertainties over the economy’s wider direction. Central banks in key emerging market economies—including Argentina, India, Indonesia, Mexico, and Turkey—raised their policy rates in response to inflation and exchange-rate pressures.
Asset Class Performance Comparison % returns during the 6 months ended August 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
The Investment Environment (continued)

Over the reporting period, the U.S. economy remained healthy as it entered its 10th year of expansion. Stable economic growth, low unemployment, and still relatively low short-term interest rates combined to support the overall U.S. real estate market, along with lower U.S. tax rates resulting from tax reform that went into effect on January 1, 2018. After a lackluster beginning to 2018, the U.S. REIT industry rebounded in March and continued its positive trend through period-end, outpacing the performance of the broader equity market—although the pace of growth slowed in the last two months of the reporting period. Health Care REITs were particularly strong, up nearly 30% for the reporting period, fueled by high demand for medical office buildings, an aging population and healthcare job growth. Hotel and Resort REITs were also strong, benefitting from continuing economic optimism that supported both business and leisure travel. Even the weakest sectors among U.S. REITs, Office and Industrial, posted gains of more than 12% and 15%, respectively, for the reporting period, thanks to ongoing strong demand, particularly from e-commerce companies, and a healthy manufacturing environment.
Real estate markets outside the U.S. were mixed amid slowing economic growth in several regions. In Europe, near-full occupancy and a solid increase in monthly rents supported Commercial REITs. On a country basis, REITs in Germany among the strongest performers, as were Austria and Sweden, as investors sought investments in countries with lower perceived risk. In the United Kingdom returns were negative amid ongoing economic uncertainties and continuing Brexit concerns. REITs in Canada performed well, driven by strong residential and industrial demand. Returns among most Asian REITs were negative, reflecting overall weakness across many emerging markets. REITs in China and India were particularly weak, reflecting slowing growth in those countries along with trade-related concerns, and Japan’s real estate market turned negative during the period. Turkey’s real estate market posted the weakest return, down 57%, reflecting the country’s economic woes relating primarily to its troubled currency and runaway inflation. REITs in Indonesia and Brazil were also among the worst performers for the period.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Fund Management

Jonas Svallin, CFA, Vice President and Head of Active Equities, has overall responsibility for all aspects of the management of the fund and leads the Active Equity portfolio management and research team. Prior to joining CSIM in 2012, Mr. Svallin spent nearly three years as a partner and a director of quantitative analytics and research at Fiduciary Research & Consulting, where he provided oversight of quantitative analytics and risk management efforts. From 2003 to 2009, Mr. Svallin was a principal and head portfolio manager at Algert Coldiron Investors LLC (now known as Algert Global). Prior to joining Algert, Mr. Svallin worked as a quantitative research associate at RCM Capital Management and a senior consultant at FactSet Research Systems.

Wei Li, Ph.D., CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Li spent more than ten years at BlackRock, Inc. (formerly Barclays Global Investors), where she held a number of positions. From 2001 to 2009, she worked in various roles in the Global Advanced Active group, including portfolio management and quantitative research for both U.S. and international equity markets. After 2009, she worked in the defined contribution research and product development area for almost two years.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Average Annual Total Returns1,2
Fund and Inception Date	6 Months	1 Year	5 Years	10 Years
Fund: Schwab Global Real Estate Fund (5/31/07)	7.36%	2.86%	8.44%	5.66%
FTSE EPRA/NAREIT Global Index (Net)[3]	7.02%	4.79%	6.99%	N/A
Global Real Estate Spliced Index[4]	7.02%	4.79%	6.99%	5.08%
Fund Category: Morningstar Global Real Estate[5]	6.45%	5.10%	6.79%	5.00%
Fund Expense Ratios[6]: Net 1.05%; Gross 1.12%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Small-company stocks may be subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations.
The fund is subject to risks associated with the direct ownership of real estate securities, and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership — FTSE is a trademark of the London Stock Exchange Group companies (LSEG) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FTSE nor LSEG, and neither FTSE nor LSEG makes any representation regarding the advisability of investing in shares of the fund. Fees payable under the license are paid by the investment adviser.
[1]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the fund’s returns may have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund, prior to September 28, 2009, is that of the fund’s former Select Shares.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	The Global Real Estate Spliced Index is comprised of the FTSE/EPRA NAREIT Global Index (Gross) from inception of the fund until the close of business on October 31, 2008, and the FTSE/EPRA NAREIT Global Index (Net) from November 1, 2008 (its inception) thereafter.
[5]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[6]	As stated in the fund’s prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the Financial Highlights section of the financial statements.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Performance and Fund Facts as of August 31, 2018

Statistics1
Number of Holdings	130
Weighted Average Market Cap (millions)	$12,103
Price/Earnings Ratio (P/E)	11.1
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	44% [2]
Industry Weightings % of Investments1

Top Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2018 and held through August 31, 2018.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/18	Ending Account Value (Net of Expenses) at 8/31/18	Expenses Paid During Period 3/1/18-8/31/18[2]
Schwab Global Real Estate Fund
Actual Return	1.05%	$1,000.00	$1,073.60	$5.49
Hypothetical 5% Return	1.05%	$1,000.00	$1,019.91	$5.35

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days of the period, and divided by 365 days of the fiscal year.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Statements
Financial Highlights
	3/1/18– 8/31/18*	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	3/1/14– 2/28/15	3/1/13– 2/28/14
Per-Share Data
Net asset value at beginning of period	$7.28	$7.37	$6.74	$7.39	$6.78	$6.94
Income (loss) from investment operations:
Net investment income (loss)	0.16 [1]	0.19 [1]	0.16 [1]	0.13 [1]	0.23	0.13
Net realized and unrealized gains (losses)	0.37	0.04	0.80	(0.57)	0.72	(0.03)
Total from investment operations	0.53	0.23	0.96	(0.44)	0.95	0.10
Less distributions:
Distributions from net investment income	(0.16)	(0.32)	(0.33)	(0.21)	(0.34)	(0.26)
Net asset value at end of period	$7.65	$7.28	$7.37	$6.74	$7.39	$6.78
Total return	7.36% [2]	3.04%	14.46%	(6.04%)	14.48%	1.63%
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	1.05% [3]	1.05%	1.05%	1.05%	1.05%	1.05%
Gross operating expenses	1.12% [3]	1.12%	1.14%	1.14%	1.15%	1.17%
Net investment income (loss)	4.20% [3]	2.53%	2.16%	1.89%	3.11%	1.90%
Portfolio turnover rate	44% [2]	96%	105%	91%	77%	98%
Net assets, end of period (x 1,000,000)	$297	$277	$260	$244	$269	$237

*	Unaudited.
1
Calculated based on the average shares outstanding during the period.
2
Not annualized.
3
Annualized.

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2018 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of each calendar quarter on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.2% of net assets

Australia 3.9%
Cromwell Property Group	596,125	473,831
Dexus	198,389	1,531,583
Mirvac Group	2,556,622	4,479,215
Scentre Group	20,713	61,324
Stockland	1,734,406	5,160,312
		11,706,265

Austria 0.3%
Atrium European Real Estate Ltd. *	87,940	391,973
CA Immobilien Anlagen AG	12,768	468,327
		860,300

Brazil 0.9%
Construtora Tenda S.A. *	350,262	2,536,822

Canada 4.0%
Dream Global Real Estate Investment Trust	279,363	3,134,003
H&R Real Estate Investment Trust	20,300	315,933
Killam Apartment Real Estate Investment Trust	276,800	3,366,143
Morguard Real Estate Investment Trust	15,100	144,289
Northview Apartment Real Estate Investment Trust	129,500	2,516,567
RioCan Real Estate Investment Trust	121,500	2,351,793
		11,828,728

China 0.8%
China Vanke Co., Ltd., Class H	714,500	2,478,887

Finland 0.1%
Kojamo Oyj *	34,287	374,107

France 1.0%
Klepierre S.A.	82,080	2,950,204

Germany 3.5%
Deutsche Wohnen SE	126,312	6,385,514
DIC Asset AG	134,690	1,550,856
LEG Immobilien AG	2,400	292,848
Vonovia SE	40,212	2,062,657
		10,291,875

Hong Kong 11.9%
Agile Group Holdings Ltd.	410,000	670,588
Champion REIT	2,617,726	1,925,379
China SCE Group Holdings Ltd.	726,000	325,907
CIFI Holdings Group Co., Ltd.	517,916	300,816
Security	Number of Shares	Value ($)
CK Asset Holdings Ltd.	1,062,420	7,576,894
Country Garden Holdings Co., Ltd.	1,432,000	2,134,822
Kerry Properties Ltd.	1,257,868	4,770,242
Longfor Group Holdings Ltd.	1,272,805	3,540,340
Poly Property Group Co., Ltd.	3,579,000	1,364,933
Road King Infrastructure Ltd.	888,000	1,508,743
Shimao Property Holdings Ltd.	400,500	1,196,042
Sun Hung Kai Properties Ltd.	112,858	1,675,861
Sunac China Holdings Ltd.	266,000	872,875
The Wharf Holdings Ltd.	433,076	1,236,758
Wharf Real Estate Investment Co., Ltd.	165,000	1,094,750
Wheelock & Co., Ltd.	537,000	3,371,871
Yuexiu Real Estate Investment Trust	907,000	616,094
Yuzhou Properties Co., Ltd.	2,437,399	1,297,033
		35,479,948

Indonesia 0.1%
Bumi Serpong Damai Tbk PT *	2,175,400	177,440

Italy 0.8%
Immobiliare Grande Distribuzione SIIQ S.p.A.	294,887	2,243,369

Japan 9.3%
Daiwa House Industry Co., Ltd.	137,000	4,173,572
Daiwa Office Investment Corp.	102	621,382
Heiwa Real Estate Co., Ltd.	51,900	899,211
Heiwa Real Estate REIT, Inc.	1,846	1,786,360
Japan Excellent, Inc.	1,503	1,960,966
Kenedix Office Investment Corp.	786	4,880,455
MCUBS MidCity Investment Corp.	851	644,629
Mitsubishi Estate Co., Ltd.	272,122	4,512,464
Mitsui Fudosan Co., Ltd.	21,506	492,075
Mori Trust Sogo REIT, Inc.	2,526	3,689,758
Nomura Real Estate Master Fund, Inc.	2,659	3,704,556
Sumitomo Realty & Development Co., Ltd.	3,417	118,274
		27,483,702

Luxembourg 1.1%
ADO Properties S.A.	11,882	763,468
Aroundtown S.A.	288,705	2,574,009
		3,337,477

Malaysia 0.2%
YTL Hospitality REIT	1,536,400	463,593

Mexico 0.9%
Concentradora Fibra Danhos S.A. de C.V.	464,674	768,569
Corp. Inmobiliaria Vesta S.A.B. de C.V.	83,888	119,124

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Macquarie Mexico Real Estate Management S.A. de C.V. *	1,212,444	1,337,764
Prologis Property Mexico S.A. de C.V.	189,233	372,815
		2,598,272

Netherlands 0.5%
NSI N.V.	31,058	1,272,585
Unibail-Rodamco-Westfield	1,623	340,842
		1,613,427

Norway 0.2%
Entra A.S.A.	52,053	754,674

Philippines 0.0%
Filinvest Land, Inc.	1,785,000	50,411

Singapore 3.7%
Cache Logistics Trust	285,600	153,979
CapitaLand Ltd.	1,809,396	4,522,708
ESR-REIT (a)	1,720,300	657,717
Ho Bee Land Ltd.	60,200	113,925
Mapletree Commercial Trust	2,217,800	2,633,794
Mapletree North Asia Commercial Trust	682,700	576,914
UOL Group Ltd.	455,304	2,291,994
		10,951,031

Sweden 3.5%
Dios Fastigheter AB	45,110	288,107
Fastighets AB Balder, B Shares *	37,916	1,078,125
Hemfosa Fastigheter AB	412,550	5,612,575
Wihlborgs Fastigheter AB	285,824	3,447,390
		10,426,197

United Arab Emirates 0.4%
Aldar Properties PJSC	2,387,418	1,253,426

United Kingdom 5.2%
Grainger plc	217,335	866,819
Great Portland Estates plc	419,106	3,926,582
Hansteen Holdings plc	157,145	203,527
Land Securities Group plc	481,690	5,733,617
Regional REIT Ltd.	274,396	344,478
The British Land Co., plc	523,055	4,313,976
		15,388,999

United States 46.9%
American Tower Corp.	34,900	5,204,288
Apartment Investment & Management Co., Class A	5,672	248,434
Armada Hoffler Properties, Inc.	189,674	2,957,018
Ashford Hospitality Trust, Inc.	162,106	1,052,068
AvalonBay Communities, Inc.	5,168	947,243
Braemar Hotels & Resorts, Inc.	116,054	1,340,424
Camden Property Trust	20,572	1,955,574
Cedar Realty Trust, Inc.	449,900	2,011,053
CoreSite Realty Corp.	49,359	5,748,843
CubeSmart	66,787	2,040,343
Douglas Emmett, Inc.	11,100	433,566
EastGroup Properties, Inc.	4,000	389,080
Equity LifeStyle Properties, Inc.	74,547	7,222,113
Security	Number of Shares	Value ($)
Equity Residential	17,433	1,181,086
Essex Property Trust, Inc.	27,517	6,776,887
Extra Space Storage, Inc.	9,759	899,877
Gaming & Leisure Properties, Inc.	13,800	493,902
Gladstone Commercial Corp.	158,575	3,157,228
Host Hotels & Resorts, Inc.	238,400	5,132,752
Lexington Realty Trust	592,260	5,531,708
MedEquities Realty Trust, Inc.	203,400	2,178,414
Medical Properties Trust, Inc.	171,600	2,582,580
National Health Investors, Inc.	49,842	3,949,978
National Storage Affiliates Trust	85,549	2,426,170
NexPoint Residential Trust, Inc.	5,800	187,340
One Liberty Properties, Inc.	62,500	1,799,375
Paramount Group, Inc.	290,546	4,613,870
Piedmont Office Realty Trust, Inc., Class A	11,400	226,176
Prologis, Inc.	143,272	9,625,013
Public Storage	676	143,704
Retail Properties of America, Inc., Class A	463,015	5,894,181
Ryman Hospitality Properties, Inc.	35,464	3,146,721
Senior Housing Properties Trust	319,777	6,110,938
Simon Property Group, Inc.	65,964	12,073,391
SL Green Realty Corp.	38,338	4,002,487
Spirit Realty Capital, Inc.	736,423	6,163,860
STORE Capital Corp.	20,600	593,486
Sun Communities, Inc.	14,298	1,475,268
Tier REIT, Inc.	249,945	5,958,689
UDR, Inc.	95,261	3,807,582
Urstadt Biddle Properties, Inc., Class A	13,200	300,300
Ventas, Inc.	48,724	2,917,106
Vornado Realty Trust	32,633	2,512,741
Xenia Hotels & Resorts, Inc.	74,876	1,816,492
		139,229,349
Total Common Stock
(Cost $280,985,101)		294,478,503
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Brown Brothers Harriman
Australian Dollar
0.90%, 09/03/18 (b)	375,527	269,966
Canadian Dollar
0.59%, 09/04/18 (b)	1,984	1,521
Sumitomo Mitsui Banking Corp.
U.S. Dollar
1.28%, 09/04/18 (b)	1,148,437	1,148,437
The Hongkong and Shanghai Banking Corp.
Singapore Dollar
0.55%, 09/03/18 (b)	56,320	41,033
Total Short-Term Investments
(Cost $1,460,957)		1,460,957

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/21/18	3	435,315	17,913
As of 08/31/18, the values of certain foreign securities held by the fund aggregating $125,667,394 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the Board of Trustees. (See financial note 2(a) for additional information).
*	Non-income producing security.
(a)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by the fund’s Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

REIT —	Real Estate Investment Trust

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$160,184,951	$—	$—	$160,184,951
Australia	—	11,706,265	—	11,706,265
China	—	2,478,887	—	2,478,887
France	—	2,950,204	—	2,950,204
Germany	—	10,291,875	—	10,291,875
Hong Kong	—	35,479,948	—	35,479,948
Indonesia	—	177,440	—	177,440
Japan	3,704,556	23,779,146	—	27,483,702
Luxembourg	—	3,337,477	—	3,337,477
Netherlands	1,272,585	340,842	—	1,613,427
Norway	—	754,674	—	754,674
Singapore	2,787,773	7,505,541	657,717	10,951,031
Sweden	—	10,426,197	—	10,426,197
United Arab Emirates	—	1,253,426	—	1,253,426
United Kingdom	203,527	15,185,472	—	15,388,999
Short-Term Investments[1]	—	1,460,957	—	1,460,957
Futures Contracts[2]	17,913	—	—	17,913
Total	$168,171,305	$127,128,351	$657,717	$295,957,373
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Assets and Liabilities

As of August 31, 2018; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $282,446,058)		$295,939,460
Foreign currency, at value (cost $6,750)		6,750
Deposit with broker for futures contracts		353,800
Receivables:
Investments sold		2,586,276
Dividends		282,136
Fund shares sold		115,472
Foreign tax reclaims		43,732
Interest		41
Variation margin on futures contracts		15
Prepaid expenses	+	15,578
Total assets		299,343,260
Liabilities
Payables:
Investments bought		2,126,069
Investment adviser and administrator fees		192,225
Shareholder service fees		67,277
Fund shares redeemed		41,304
Accrued expenses	+	48,519
Total liabilities		2,475,394
Net Assets
Total assets		299,343,260
Total liabilities	–	2,475,394
Net assets		$296,867,866
Net Assets by Source
Capital received from investors		285,810,702
Distributions in excess of net investment income		(745,379)
Net realized capital losses		(1,710,542)
Net unrealized capital appreciation		13,513,085

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$296,867,866		38,828,577		$7.65

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Operations

For the period March 1, 2018 through August 31, 2018; unaudited
Investment Income
Dividends (net of foreign withholding tax of $371,020)		$7,812,996
Interest	+	19,741
Total investment income		7,832,737
Expenses
Investment adviser and administrator fees		1,149,271
Shareholder service fees		367,363
Professional fees		33,127
Custodian fees		32,269
Portfolio accounting fees		27,601
Shareholder reports		22,996
Registration fees		14,469
Independent trustees’ fees		6,261
Transfer agent fees		4,596
Interest expense		204
Other expenses	+	10,587
Total expenses		1,668,744
Expense reduction by CSIM and its affiliates	–	101,352
Net expenses	–	1,567,392
Net investment income		6,265,345
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,356,327)
Net realized gains from investment adviser		533,666*
Net realized gains on futures contracts		121,975
Net realized losses on foreign currency transactions	+	(28,994)
Net realized losses		(729,680)
Net change in unrealized appreciation (depreciation) on investments		14,900,197
Net change in unrealized appreciation (depreciation) on futures contracts		(7,329)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(2,819)
Net change in unrealized appreciation (depreciation)	+	14,890,049
Net realized and unrealized gains		14,160,369
Increase in net assets resulting from operations		$20,425,714
*	See financial note 4 for additional information.

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/18-8/31/18		3/1/17-2/28/18
Net investment income		$6,265,345	$7,015,585
Net realized gains (losses)		(729,680)	17,381,950
Net change in unrealized appreciation (depreciation)	+	14,890,049	(17,015,746)
Increase in net assets from operations		20,425,714	7,381,789
Distributions to Shareholders
Distributions from net investment income		($6,207,077)	($11,763,372)

Transactions in Fund Shares
		3/1/18-8/31/18		3/1/17-2/28/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,977,331	$14,881,314	5,915,558	$45,032,388
Shares reinvested		693,095	5,191,619	1,299,366	9,844,830
Shares redeemed	+	(1,945,368)	(14,661,918)	(4,366,823)	(33,163,384)
Net transactions in fund shares		725,058	$5,411,015	2,848,101	$21,713,834
Shares Outstanding and Net Assets
		3/1/18-8/31/18		3/1/17-2/28/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		38,103,519	$277,238,214	35,255,418	$259,905,963
Total increase	+	725,058	19,629,652	2,848,101	17,332,251
End of period		38,828,577	$296,867,866	38,103,519	$277,238,214
Distributions in excess of net investment income			($745,379)		($803,647)

Schwab Global Real Estate Fund  |  Semiannual Report
See financial notes

Schwab Global Real Estate Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Global Real Estate Fund is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Global Real Estate Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund™	Schwab California Tax-Free Bond Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund	Schwab 1000 Index® Fund
Schwab ® U.S. Aggregate Bond Index Fund
Schwab Global Real Estate Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2018, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and cash flows and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance maybe adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Convertible Securities Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.
Derivatives Risk. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.

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Financial Notes, unaudited (continued)

3. Risk Factors (continued):
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, market risk and management risk, are discussed elsewhere. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivative transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Management Risk. As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its objective. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.
ETF Risk. When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.
Payment by affiliates. The fund had established a receivable from the investment adviser in the prior year to offset the effect of a potential loss on a portfolio investment held due to a corporate action election. The receivable from the investment adviser had been updated periodically through the date the fund tendered the investment to mitigate the impact to net assets. On March 30, 2018, the fund received payment on the tendered investment, resulting in a payment from CSIM on April 2, 2018 in the amount of $533,666 to cover the net remaining loss from the corporate action election. This amount is shown as Net realized gains from investment adviser on the Statement of Operations. This payment represented 0.19% of the fund’s net assets on that date.
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund.
Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the fund (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the fund). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.

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Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the fund, for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 1.05%.
Investments from Affiliates
Certain funds in the Fund Complex (for definition refer to Trustees and Officers section) may own shares of other funds in the Fund Complex. The table below reflects the percentage of shares of the fund that are owned by other funds in the Fund Complex as of August 31, 2018:
Schwab Target Funds:
Schwab Target 2010 Fund	0.3%
Schwab Target 2015 Fund	0.6%
Schwab Target 2020 Fund	4.3%
Schwab Target 2025 Fund	5.2%
Schwab Target 2030 Fund	10.8%
Schwab Target 2035 Fund	5.6%
Schwab Target 2040 Fund	13.9%
Schwab Target 2045 Fund	2.1%
Schwab Target 2050 Fund	1.9%
Schwab Target 2055 Fund	1.2%
Schwab Target 2060 Fund	0.2%
Schwab Monthly Income Funds:
Schwab Monthly Income Fund — Moderate Payout	1.2%
Schwab Monthly Income Fund — Enhanced Payout	1.4%
Schwab Monthly Income Fund — Maximum Payout	0.4%
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on the fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), maturing on October 4, 2018. Under the terms of the Syndicated Credit Facility, in addition to the interest charged on any borrowings by the fund, the fund paid a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the Syndicated Credit Facility.

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Financial Notes, unaudited (continued)

6. Borrowing from Banks (continued):
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, the fund pays interest on the amount it borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at August 31, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2018, the month-end average notional amounts of futures contracts held by the fund was $1,461,976 and the month-end average number of contracts held was 11.

8. Purchases and Sales of Investment Securities:
For the period ended August 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$133,568,134	$126,562,466

9. Federal Income Taxes:
As of August 31, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$282,853,549
Gross unrealized appreciation	$22,686,169
Gross unrealized depreciation	(9,582,345)
Net unrealized appreciation (depreciation)	$13,103,824
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2018, the fund had no capital loss carryforwards available to offset future net capital gains.
As of February 28, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Global Real Estate Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 5, 2018. The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Fund and many of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the selection criteria and composition

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of the peer category. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 104 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	104	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	104	Director, Gilead Sciences, Inc. (2005 – present)
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman, TIAA Charitable (financial services) (2014 – 2016); Senior Managing Director, TIAA (financial services) (2003 – 2016).	104	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	104	None

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	104	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	104	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	104	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	104	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	104	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	104	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	104	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	104	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of real estate investment trusts (REITs). REITs are real estate companies that own and commonly operate income-producing commercial and/or residential real estate. The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights

Schwab Global Real Estate Fund  |  Semiannual Report

Schwab Global Real Estate Fund
usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Global Real Estate Fund  |  Semiannual Report

Notes

Notes

Schwab Global Real Estate Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR38869-11
00215303

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the
1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18
	U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2018